EXHIBIT 99.3






                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                   FOR THE JANUARY 27, 1997 DISTRIBUTION DATE

                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee (Per Annum)                                                  0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount (PAIA)                            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               448,661,000
Total New Receivables Sold To Trust (New Invoices)                   456,839,000
Dilutions  7,221,000
Defaulted Receivables (91 days +)                                      2,532,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   148,453,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                                    0
Monitored Receivables                                                 53,538,000
Additions to Monitored Receivables                                    11,905,000
Collections of Monitored Receivables                                   8,578,000
Total Charged-Off Receivables                                            171,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%

Average Days Sales Outstanding                                              43.1
Monthly Payment Rate                                                      69.66%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              119,636

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  644,113,000
Interline Payables                                                   156,764,000
Outstanding Balance                                                  487,349,000
Ending Net Receivables Pool Balance                                  432,227,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    48,046,633
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount (PAIA)                     125,000,000
Ending Series Adjusted Invested Amount                               248,046,633

Yield Reserve                                                          3,000,000
Fee Reserve                                                              133,658

Accumulation Period (Y=1;N=2)                                                  2
Early Amortization Period (Y=1;N=2)                                            2

DELINQUENCY DATA (As of 12/31/96)
---------------------------------
                                                         %         Dollar Amount
                                                     ------        -------------
1-30 Days From Invoice                               94.89%          611,852,000
31-60 Days From Invoice                               4.17%           26,885,000
61-90 Days From Invoice                               0.56%            3,630,000
91-120 Days From Invoice                              0.19%            1,251,000
121-150 Days From Invoice                             0.07%              481,000
151-180 Days From Invoice                             0.05%              318,000
181-210 Days From Invoice                             0.01%               88,000
211-240 Days From Invoice                             0.01%               94,000
Greater Than 240 Days From Invoice                    0.05%              300,000
                                                    -------         ------------

                        Total                       100.00%          644,899,000
                                                    -------         ------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     23-Jan-97
Distribution Date                                                      27-Jan-97
Due Period Dec-96
Series 1993-1 Period Number                                                   39
Last Day of Preceding Due Period                                       31-Dec-96

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount (SAIA)                               248,046,633
Purchaser Adjusted Invested Amount (PAIA)                            125,000,000
Trust Adjusted Invested Amount (TAIA)                                373,046,633

Series Allocation Percentage (SAIA/TAIA)                                  66.49%
Investor Allocation Percentage                                            87.40%
Investor Ownership Percentage                                             31.05%
Seller Ownership Percentage                                               68.95%

COLLECTIONS
-----------

Total Pool Collections                                               448,661,000
Pool Recoveries                                                                0
Total Available Collections                                          448,661,000

Series Allocable Collections (SAP * Total Available Collections)     298,324,232
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       260,730,590
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      259,888,923
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      259,888,923
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 62,092
Withdrawal 62,092
Remaining Available Collections                                      259,826,830
Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal 0
Remaining Available Collections ("Monthly Principal")                259,826,830
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       171,000
Investor Allocable Charged-Off Amount                                     53,096
Withdrawal  53,096
Remaining Available Collections                                      259,773,734

Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              644,113,000
Collections                                                        (448,661,000)
New Receivables                                                     456,839,000
Dilutions                                                            (7,221,000)
Charged-Off Receivables                                                (171,000)
Ending Pool Balance                                                 644,899,000
Interline Payables                                                 (148,453,000)
Ending Outstanding Balance                                          496,446,000
Ending Net Receivables Pool Balance                                 440,376,000
Ending Net Series Pool Balance                                      292,815,360

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.76%

Beginning Available Subordinated Amount                               48,046,633
Required Subordination Draw Amount                                             0
Invested Amount                                                                0
Ending Available Subordinated Amount                                  49,252,243
Yield Reserve                                                          3,000,000
Fee Reserve                                                              119,636
Initial Invested Amount-Invested Amount                                        0
Required Net Series Pool Balance                                     252,371,879

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)                        249,252,243
Ending Purchaser Adjusted Invested Amount (PAIA)                     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)                         374,252,243

Ending Series Allocation Percentage (SAIA/TAIA)                           66.60%
Ending Investor Allocation Percentage                                     86.05%
Ending Investor Ownership Percentage                                      31.01%
Ending Seller Ownership Percentage                                        68.99%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
   PERCENTAGES
   -----------

A. Dilution Percentage                                                     1.12%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                                    1.85%
     Collections of Monitored Receivables                                  1.33%
                                                                           -----
     Net Additions (Reductions) to Monitored Receivables                   0.52%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
 Reinstatement of Investor Certificates                                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                                       0.00

Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                                             Y/N
                                                                             ---
 1. Breach of material covenant or agreement pursuant to
      the Pooling and Servicing Agreement uncured for 30 days                  2
 2. Breach of representation or warranty not corrected for
      30 days                                                                  2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT                   2
 4. Trust is deemed an "Investment Company"                                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account                       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
 7. Any Series 1993-1 Servicer Default                                         2
 8. Termination Notice delivered to Servicer                                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     53,096
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           53,096
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                               0.03%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage


A.       Subordination Percentage Floor                                   13.00%


B.  I.   Dilutions
         (a) Dilution Ratio-Greatest 2-month rolling average
               for prior 12 due periods                                    1.14%
         (b) Dilution Percentage (5*B.I.(a))                               5.70%

   II.   Delinquencies
         (a) Delinquency Ratio-Greatest 3-month rolling average
               for prior 12 Due Periods                                    0.04%
         (b) Delinquency Percentage (7.5*B.II.(a))                         0.29%

  III.   Monitored Receivables
         (a) Monitored Receivables Ratio-Greatest 3-month
              rolling average for prior 12 Due Periods                     1.58%
         (b) Monitored Receivables Percentage(7.5*B.III.(a))              11.87%

   IV.   Loss Percentage (B.II.+B.III.)                                   12.17%

    V.   Sum of Dilution and Loss Percentages (B.I.+B.IV.)                17.87%


C.  I.   Alternate Dilutions
         (a) Dilution Ratio-Greatest 2-month rolling average
                 for prior 12 Due Periods                                  1.14%
         (b) Alternate Dilution Percentage (4*C.I.(a))                     4.56%

   II.   Alternate Delinquencies
         (a) Alternate Delinquency Percentage                              0.40%

  III.   Alternate Monitored Receivables
         (a) Alternate Monitored Receivables Percentage                   14.80%

   IV.   Alternate Loss Percentage (C.II.+C.III.)                         15.20%

    V.   Sum of Alternate Dilution and Alternate Loss
           Percentages                                                    19.76%


D.       Subordination Percentage (Greatest of A.,
           B.V., or C.V.)                                                 19.76%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    448,661,000

Available Investor Collections                                       259,773,734
Monthly Principal                                                              0
Available Principal Collections                                      259,773,734


I.  Revolving Period:
    Unallocated Collections                                                    0
    Amounts Paid to Seller (Seller's Interest)                       259,773,734

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                                             0
    Controlled Deposit Amount                                                  0
    Monthly Principal Deposited into Principal Funding Account                 0
    Excess Collections                                                         0
    Excess Collections Paid To Seller                                          0
    Beginning Principal Funding Account Balance                                0
    Deposits to Principal Funding Account                                      0
    Ending Principal Funding Account Balance                                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per $1,000 of Certificates               4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per $1,000 of Certificates              0.00

Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000

Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                                          /s/ JAMES FEESER
                                                          ----------------
                                                          James Feeser
                                                          Assistant Controller

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

           Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  January 27, 1997

Due Period:  December 1, 1996 through December 31, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                                $448,661,000.00

  Pool Balance as of the last day of the
    preceding Due Period                                         $644,899,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                                     66.49%

  Investor Allocation Percentage                                          87.40%

  Investor Ownership Percentage                                           31.05%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders                 $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                                   $          0.00

  Pool Factor                                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal Funding Account          $          0.00

    Outstanding balance of the Series 1993-1 Certificates
      (after giving effect to all distributions to occur
       on the Distribution Date)                                 $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the Due Period       $     53,096.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current Due Period                     19.76%

  Ending Available Subordinated Amount                           $ 49,252,243.27

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                                           $          0.00

  Additional Investor Charge-Offs                                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates                       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                                         $          0.00

  Ending Investor Charge-Offs                                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the preceding
    Due Period                                                   $644,899,000.00

  Ending Net Receivables Pool Balance                            $440,376,000.00

  Ending Net Series Pool Balance                                 $292,815,359.77

                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                   FOR THE FEBRUARY 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1





























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               362,789,000
Total New Receivables Sold To Trust  (New Invoices)                  358,629,000
Dilutions                                                              5,549,000
Defaulted Receivables  (91 days +)                                     4,219,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   152,491,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 54,441,000
Additions to Monitored Receivables                                    14,807,000
Collections of Monitored Receivables                                  10,550,000
Total Charged-Off Receivables                                             37,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              53.3
Monthly Payment Rate                                                      56.26%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              148,135

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  644,899,000
Interline Payables                                                   148,453,000
Outstanding Balance                                                  496,446,000
Ending Net Receivables Pool Balance                                  440,376,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,252,243
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,252,243

Yield Reserve                                                          3,000,000
Fee Reserve                                                              119,636

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 1/31/97)
---------------------------------
                                                             %    Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                     95.05%   603,728,000
31-60 Days From Invoice                                     3.37%    21,429,000
61-90 Days From Invoice                                     0.91%     5,777,000
91-120 Days From Invoice                                    0.20%     1,253,000
121-150 Days From Invoice                                   0.16%     1,027,000
151-180 Days From Invoice                                   0.05%       340,000
181-210 Days From Invoice                                   0.04%       274,000
211-240 Days From Invoice                                   0.12%       774,000
Greater Than 240 Days From Invoice                          0.09%       551,000
                                                  ------------------------------
     Total                                                100.00%   635,153,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     20-Feb-97
Distribution Date                                                      25-Feb-97
Due Period                                                                Jan-97
Series 1993-1 Period Number                                                   40
Last Day of Preceding Due Period                                       31-Jan-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,252,243
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,252,243

Series Allocation Percentage  (SAIA / TAIA)                               66.60%
Investor Allocation Percentage                                            86.05%
Investor Ownership Percentage                                             31.01%
Seller Ownership Percentage                                               68.99%

COLLECTIONS
-----------

Total Pool Collections                                               362,789,000
Pool Recoveries                                                                0
Total Available Collections                                          362,789,000

Series Allocable Collections
     (SAP * Total Available Collections)                             241,617,716
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       207,908,109
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      207,066,443
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      207,066,443
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 61,018
Withdrawal                                                                61,018
Remaining Available Collections                                      207,005,425

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               207,005,425
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                        37,000
Investor Allocable Charged-Off Amount                                     11,475
Withdrawal                                                                11,475
Remaining Available Collections                                      206,993,950
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              644,899,000
Collections                                                        (362,789,000)
New Receivables                                                     358,629,000
Dilutions                                                            (5,549,000)
Charged-Off Receivables                                                 (37,000)
Ending Pool Balance                                                 635,153,000
Interline Payables                                                 (152,491,000)
Ending Outstanding Balance                                          482,662,000
Ending Net Receivables Pool Balance                                 425,502,000
Ending Net Series Pool Balance                                      283,384,615

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.76%

Beginning Available Subordinated Amount                               49,252,243
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,252,243
Yield Reserve                                                          3,000,000
Fee Reserve                                                              148,135
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,400,378

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,252,243

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,252,243

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.60%
Ending Investor Allocation Percentage                                     89.07%
Ending Investor Ownership Percentage                                      31.49%
Ending Seller Ownership Percentage                                        68.51%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
   PERCENTAGES
   -----------

   A.Dilution Percentage                                                   0.87%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 2.33%
        Collections of Monitored Receivables                               1.66%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.68%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     11,475
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           11,475
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.01%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

  A. Subordination Percentage Floor                                       13.00%

  B. I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.14%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.70%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.04%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.29%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.17%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               17.87%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.14%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.56%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.76%

    D.  Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.76%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000


ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    362,789,000

Available Investor Collections                                       206,993,950
Monthly Principal                                                              0
Available Principal Collections                                      206,993,950

   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     206,993,950

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0


DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller








PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  February 25, 1997

Due Period:  January 1, 1997 through January 31, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              362,789,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      635,153,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.60%

     Investor Allocation Percentage                                       86.05%

     Investor Ownership Percentage                                        31.01%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67
Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21
Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                              11,475.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.76%

Ending Available Subordinated Amount                               49,252,243.27

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       635,153,000.00

Ending Net Receivables Pool Balance                               425,502,000.00

Ending Net Series Pool Balance                                    283,384,615.28



PAGE 1





                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                    FOR THE MARCH 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1






























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               388,690,000
Total New Receivables Sold To Trust  (New Invoices)                  400,187,000
Dilutions                                                              7,228,000
Defaulted Receivables  (91 days +)                                     5,745,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   151,157,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 52,594,000
Additions to Monitored Receivables                                    13,642,000
Collections of Monitored Receivables                                  11,277,000
Total Charged-Off Receivables                                            408,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              49.0
Monthly Payment Rate                                                      61.20%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              136,174

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  635,153,000
Interline Payables                                                   152,491,000
Outstanding Balance                                                  482,662,000
Ending Net Receivables Pool Balance                                  425,502,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,252,243
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,252,243

Yield Reserve                                                          3,000,000
Fee Reserve                                                              148,135

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 2/28/97)
---------------------------------
                                                       %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                     94.51%   603,963,000
31-60 Days From Invoice                                     3.72%    23,803,000
61-90 Days From Invoice                                     0.86%     5,503,000
91-120 Days From Invoice                                    0.24%     1,526,000
121-150 Days From Invoice                                   0.49%     3,150,000
151-180 Days From Invoice                                   0.08%       491,000
181-210 Days From Invoice                                   0.04%       230,000
211-240 Days From Invoice                                   0.02%       112,000
Greater Than 240 Days From Invoice                          0.04%       236,000
                                                  ------------------------------
     Total                                                100.00%   639,014,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     17-Mar-97
Distribution Date                                                      25-Mar-97
Due Period                                                                Feb-97
Series 1993-1 Period Number                                                   41
Last Day of Preceding Due Period                                       28-Feb-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,252,243
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,252,243

Series Allocation Percentage  (SAIA / TAIA)                               66.60%
Investor Allocation Percentage                                            89.38%
Investor Ownership Percentage                                             31.49%
Seller Ownership Percentage                                               68.51%

COLLECTIONS
-----------

Total Pool Collections                                               388,690,000
Pool Recoveries                                                                0
Total Available Collections                                          388,690,000

Series Allocable Collections
     (SAP * Total Available Collections)                             258,867,799
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       231,379,812
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      230,538,145
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      230,538,145
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 62,416
Withdrawal                                                                62,416
Remaining Available Collections                                      230,475,729

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               230,475,729
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       408,000
Investor Allocable Charged-Off Amount                                    128,473
Withdrawal                                                               128,473
Remaining Available Collections                                      230,347,256
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              635,153,000
Collections                                                        (388,690,000)
New Receivables                                                     400,187,000
Dilutions                                                            (7,228,000)
Charged-Off Receivables                                                (408,000)
Ending Pool Balance                                                 639,014,000
Interline Payables                                                 (151,157,000)
Ending Outstanding Balance                                          487,857,000
Ending Net Receivables Pool Balance                                 429,518,000
Ending Net Series Pool Balance                                      286,059,274

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.76%

Beginning Available Subordinated Amount                               49,252,243
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,252,243
Yield Reserve                                                          3,000,000
Fee Reserve                                                              136,174
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,388,417

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,252,243

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,252,243

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.60%
Ending Investor Allocation Percentage                                     88.23%
Ending Investor Ownership Percentage                                      31.30%
Ending Seller Ownership Percentage                                        68.70%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
   PERCENTAGES
   -----------

   A.Dilution Percentage                                                   1.13%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 2.13%
        Collections of Monitored Receivables                               1.76%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.37%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                    128,473
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                          128,473
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.06%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.14%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.70%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.38%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.25%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               17.95%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.14%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.56%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.76%

   D.   Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.76%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    388,690,000

Available Investor Collections                                       230,347,256
Monthly Principal                                                              0
Available Principal Collections                                      230,347,256


   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     230,347,256

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller













PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  March 25, 1997

Due Period:  February 1, 1997 through February 28, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              388,690,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      639,014,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.60%

     Investor Allocation Percentage                                       89.38%

     Investor Ownership Percentage                                        31.49%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                             128,473.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.76%

Ending Available Subordinated Amount                               49,252,243.27

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       639,014,000.00

Ending Net Receivables Pool Balance                               429,518,000.00

Ending Net Series Pool Balance                                    286,059,273.96










                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                    FOR THE APRIL 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1





























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               498,177,000
Total New Receivables Sold To Trust  (New Invoices)                  549,245,000
Dilutions                                                              6,446,000
Defaulted Receivables  (91 days +)                                     2,366,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   172,881,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 50,857,000
Additions to Monitored Receivables                                    16,200,000
Collections of Monitored Receivables                                  14,075,000
Total Charged-Off Receivables                                            582,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              38.5
Monthly Payment Rate                                                      77.96%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              106,892

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  639,014,000
Interline Payables                                                   151,157,000
Outstanding Balance                                                  487,857,000
Ending Net Receivables Pool Balance                                  429,518,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,252,243
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,252,243

Yield Reserve                                                          3,000,000
Fee Reserve                                                              136,174

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 3/31/97)
---------------------------------
                                                       %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                     95.30%   650,963,000
31-60 Days From Invoice                                     3.81%    26,012,000
61-90 Days From Invoice                                     0.54%     3,713,000
91-120 Days From Invoice                                    0.13%       879,000
121-150 Days From Invoice                                   0.09%       589,000
151-180 Days From Invoice                                   0.04%       309,000
181-210 Days From Invoice                                   0.04%       296,000
211-240 Days From Invoice                                   0.02%       110,000
Greater Than 240 Days From Invoice                          0.03%       183,000
                                                  ------------------------------
     Total                                                100.00%   683,054,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     17-Apr-97
Distribution Date                                                      25-Apr-97
Due Period                                                                Mar-97
Series 1993-1 Period Number                                                   42
Last Day of Preceding Due Period                                       31-Mar-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,252,243
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,252,243

Series Allocation Percentage  (SAIA / TAIA)                               66.60%
Investor Allocation Percentage                                            88.23%
Investor Ownership Percentage                                             31.30%
Seller Ownership Percentage                                               68.70%

COLLECTIONS
-----------

Total Pool Collections                                               498,177,000
Pool Recoveries                                                                0
Total Available Collections                                          498,177,000

Series Allocable Collections
     (SAP * Total Available Collections)                             331,786,214
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       292,733,027
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      291,891,361
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      291,891,361
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 61,989
Withdrawal                                                                61,989
Remaining Available Collections                                      291,829,371

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               291,829,371
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       582,000
Investor Allocable Charged-Off Amount                                    182,156
Withdrawal                                                               182,156
Remaining Available Collections                                      291,647,216
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              639,014,000
Collections                                                        (498,177,000)
New Receivables                                                     549,245,000
Dilutions                                                            (6,446,000)
Charged-Off Receivables                                                (582,000)
Ending Pool Balance                                                 683,054,000
Interline Payables                                                 (172,881,000)
Ending Outstanding Balance                                          510,173,000
Ending Net Receivables Pool Balance                                 456,950,000
Ending Net Series Pool Balance                                      304,329,004

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.76%

Beginning Available Subordinated Amount                               49,252,243
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,252,243
Yield Reserve                                                          3,000,000
Fee Reserve                                                              106,892
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,359,135

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,252,243

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,252,243

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.60%
Ending Investor Allocation Percentage                                     82.92%
Ending Investor Ownership Percentage                                      29.28%
Ending Seller Ownership Percentage                                        70.72%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
   PERCENTAGES
   -----------

   A.Dilution Percentage                                                   0.94%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 2.37%
        Collections of Monitored Receivables                               2.06%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.31%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                    182,156
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                          182,156
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.09%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.14%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.70%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               17.96%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.14%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.56%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.76%

    D.  Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                     9.76%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    498,177,000

Available Investor Collections                                       291,647,216
Monthly Principal                                                              0
Available Principal Collections                                      291,647,216


   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     291,647,216

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0


DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller











PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  April 25, 1997

Due Period:  March 1, 1997 through March 31, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              498,177,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      683,054,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.60%

     Investor Allocation Percentage                                       88.23%

     Investor Ownership Percentage                                        31.30%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                             182,156.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.76%

Ending Available Subordinated Amount                               49,252,243.27

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       683,054,000.00

Ending Net Receivables Pool Balance                               456,950,000.00

Ending Net Series Pool Balance                                    304,329,004.22











                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                     FOR THE MAY 27, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1


























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               383,904,000
Total New Receivables Sold To Trust  (New Invoices)                  374,020,000
Dilutions                                                              9,441,000
Defaulted Receivables  (91 days +)                                     3,624,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   164,364,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 50,058,000
Additions to Monitored Receivables                                    12,781,000
Collections of Monitored Receivables                                   9,257,000
Total Charged-Off Receivables                                            354,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              53.4
Monthly Payment Rate                                                      56.20%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              148,269

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  683,054,000
Interline Payables                                                   172,881,000
Outstanding Balance                                                  510,173,000
Ending Net Receivables Pool Balance                                  456,950,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,252,243
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,252,243

Yield Reserve                                                          3,000,000
Fee Reserve                                                              106,892

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 4/30/97)
---------------------------------
                                                       %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                     95.20%   631,529,000
31-60 Days From Invoice                                     3.62%    24,038,000
61-90 Days From Invoice                                     0.63%     4,184,000
91-120 Days From Invoice                                    0.20%     1,310,000
121-150 Days From Invoice                                   0.05%       350,000
151-180 Days From Invoice                                   0.06%       423,000
181-210 Days From Invoice                                   0.03%       171,000
211-240 Days From Invoice                                   0.03%       158,000
Greater Than 240 Days From Invoice                          0.18%     1,212,000
                                                  ------------------------------
     Total                                                100.00%   663,375,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     19-May-97
Distribution Date                                                      27-May-97
Due Period                                                                Apr-97
Series 1993-1 Period Number                                                   43
Last Day of Preceding Due Period                                       30-Apr-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,252,243
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,252,243

Series Allocation Percentage  (SAIA / TAIA)                               66.60%
Investor Allocation Percentage                                            82.92%
Investor Ownership Percentage                                             29.28%
Seller Ownership Percentage                                               70.72%

COLLECTIONS
-----------

Total Pool Collections                                               383,904,000
Pool Recoveries                                                                0
Total Available Collections                                          383,904,000

Series Allocable Collections
     (SAP * Total Available Collections)                             255,680,320
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       212,018,123
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      211,176,456
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      211,176,456
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 62,284
Withdrawal                                                                62,284
Remaining Available Collections                                      211,114,173

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               211,114,173
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       354,000
Investor Allocable Charged-Off Amount                                    103,652
Withdrawal                                                               103,652
Remaining Available Collections                                      211,010,521
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              683,054,000
Collections                                                        (383,904,000)
New Receivables                                                     374,020,000
Dilutions                                                            (9,441,000)
Charged-Off Receivables                                                (354,000)
Ending Pool Balance                                                 663,375,000
Interline Payables                                                 (164,364,000)
Ending Outstanding Balance                                          499,011,000
Ending Net Receivables Pool Balance                                 445,329,000
Ending Net Series Pool Balance                                      296,589,410

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.86%

Beginning Available Subordinated Amount                               49,252,243
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,563,264
Yield Reserve                                                          3,000,000
Fee Reserve                                                              148,269
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,711,534

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,563,264

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,563,264

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.63%
Ending Investor Allocation Percentage                                     85.17%
Ending Investor Ownership Percentage                                      30.15%
Ending Seller Ownership Percentage                                        69.85%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   1.42%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 1.93%
        Collections of Monitored Receivables                               1.40%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.53%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                    103,652
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                          103,652
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.05%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.86%

    D.  Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.86%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    383,904,000

Available Investor Collections                                       211,010,521
Monthly Principal                                                              0
Available Principal Collections                                      211,010,521

   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     211,010,521

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000

Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller















PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  May 27, 1997

Due Period:  April 1, 1997 through April 30, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              383,904,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      663,375,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.60%

     Investor Allocation Percentage                                       82.92%

     Investor Ownership Percentage                                        29.28%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                             103,652.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.86%

Ending Available Subordinated Amount                               49,563,264.29

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       663,375,000.00

Ending Net Receivables Pool Balance                               445,329,000.00

Ending Net Series Pool Balance                                    296,589,410.00


                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                     FOR THE JUNE 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1
































PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               390,438,000
Total New Receivables Sold To Trust  (New Invoices)                  376,464,000
Dilutions                                                              4,989,000
Defaulted Receivables  (91 days +)                                     3,408,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   161,922,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 50,915,000
Additions to Monitored Receivables                                    12,137,000
Collections of Monitored Receivables                                   7,835,000
Total Charged-Off Receivables                                            204,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              51.0
Monthly Payment Rate                                                      58.86%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              141,588

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  663,375,000
Interline Payables                                                   164,364,000
Outstanding Balance                                                  499,011,000
Ending Net Receivables Pool Balance                                  445,329,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,563,264
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,563,264

Yield Reserve                                                          3,000,000
Fee Reserve                                                              148,269

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 5/31/97)
---------------------------------
                                                       %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                     95.61%   615,934,000
31-60 Days From Invoice                                     3.17%    20,443,000
61-90 Days From Invoice                                     0.69%     4,423,000
91-120 Days From Invoice                                    0.23%     1,458,000
121-150 Days From Invoice                                   0.07%       462,000
151-180 Days From Invoice                                   0.03%       206,000
181-210 Days From Invoice                                   0.04%       243,000
211-240 Days From Invoice                                   0.02%       115,000
Greater Than 240 Days From Invoice                          0.14%       924,000
                                                  ------------------------------
     Total                                                100.00%   644,208,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     17-Jun-97
Distribution Date                                                      25-Jun-97
Due Period                                                                May-97
Series 1993-1 Period Number                                                   44
Last Day of Preceding Due Period                                       31-May-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,563,264
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,563,264

Series Allocation Percentage  (SAIA / TAIA)                               66.63%
Investor Allocation Percentage                                            85.17%
Investor Ownership Percentage                                             30.15%
Seller Ownership Percentage                                               69.85%

COLLECTIONS
-----------

Total Pool Collections                                               390,438,000
Pool Recoveries                                                                0
Total Available Collections                                          390,438,000

Series Allocable Collections
     (SAP * Total Available Collections)                             260,140,251
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       221,562,453
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      220,720,786
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      220,720,786
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 62,068
Withdrawal                                                                62,068
Remaining Available Collections                                      220,658,718

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               220,658,718
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       204,000
Investor Allocable Charged-Off Amount                                     61,504
Withdrawal                                                                61,504
Remaining Available Collections                                      220,597,215
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              663,375,000
Collections                                                        (390,438,000)
New Receivables                                                     376,464,000
Dilutions                                                            (4,989,000)
Charged-Off Receivables                                                (204,000)
Ending Pool Balance                                                 644,208,000
Interline Payables                                                 (161,922,000)
Ending Outstanding Balance                                          482,286,000
Ending Net Receivables Pool Balance                                 427,963,000
Ending Net Series Pool Balance                                      285,142,334

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.86%

Beginning Available Subordinated Amount                               49,563,264
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,563,264
Yield Reserve                                                          3,000,000
Fee Reserve                                                              141,588
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,704,852

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,563,264

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,563,264

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.63%
Ending Investor Allocation Percentage                                     88.62%
Ending Investor Ownership Percentage                                      31.05%
Ending Seller Ownership Percentage                                        68.95%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   0.77%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 1.88%
        Collections of Monitored Receivables                               1.22%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.66%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     61,504
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           61,504
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.03%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.86%

    D.  Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.86%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    390,438,000

Available Investor Collections                                       220,597,215
Monthly Principal                                                              0
Available Principal Collections                                      220,597,215

   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     220,597,215

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0


DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller






PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  June 25, 1997

Due Period:  May 1, 1997 through May 31, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              390,438,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      644,208,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.63%

     Investor Allocation Percentage                                       85.17%

     Investor Ownership Percentage                                        30.15%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                              61,504.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.86%

Ending Available Subordinated Amount                               49,563,264.29

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       644,208,000.00

Ending Net Receivables Pool Balance                               427,963,000.00

Ending Net Series Pool Balance                                    285,142,333.53

                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                     FOR THE JULY 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1



































PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               476,630,000
Total New Receivables Sold To Trust  (New Invoices)                  474,539,000
Dilutions                                                              5,323,000
Defaulted Receivables  (91 days +)                                     4,186,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   166,448,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 50,487,000
Additions to Monitored Receivables                                    12,808,000
Collections of Monitored Receivables                                   9,843,000
Total Charged-Off Receivables                                            126,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              40.5
Monthly Payment Rate                                                      73.99%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              112,632

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  644,208,000
Interline Payables                                                   161,922,000
Outstanding Balance                                                  482,286,000
Ending Net Receivables Pool Balance                                  427,963,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,563,264
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,563,264

Yield Reserve                                                          3,000,000
Fee Reserve                                                              141,588

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 6/30/97)
---------------------------------
                                                       %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                     94.56%   602,048,000
31-60 Days From Invoice                                     4.07%    25,888,000
61-90 Days From Invoice                                     0.71%     4,546,000
91-120 Days From Invoice                                    0.32%     2,018,000
121-150 Days From Invoice                                   0.16%     1,038,000
151-180 Days From Invoice                                   0.07%       449,000
181-210 Days From Invoice                                   0.02%       144,000
211-240 Days From Invoice                                   0.03%       191,000
Greater Than 240 Days From Invoice                          0.06%       346,000
                                                  ------------------------------
     Total                                                100.00%   636,668,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     17-Jul-97
Distribution Date                                                      25-Jul-97
Due Period                                                                Jun-97
Series 1993-1 Period Number                                                   45
Last Day of Preceding Due Period                                       30-Jun-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,563,264
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,563,264

Series Allocation Percentage  (SAIA / TAIA)                               66.63%
Investor Allocation Percentage                                            88.62%
Investor Ownership Percentage                                             31.05%
Seller Ownership Percentage                                               68.95%

COLLECTIONS
-----------

Total Pool Collections                                               476,630,000
Pool Recoveries                                                                0
Total Available Collections                                          476,630,000

Series Allocable Collections
     (SAP * Total Available Collections)                             317,568,085
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       281,441,885
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      280,600,219
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      280,600,219
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 62,720
Withdrawal                                                                62,720
Remaining Available Collections                                      280,537,498

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               280,537,498
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       126,000
Investor Allocable Charged-Off Amount                                     39,118
Withdrawal                                                                39,118
Remaining Available Collections                                      280,498,381
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              644,208,000
Collections                                                        (476,630,000)
New Receivables                                                     474,539,000
Dilutions                                                            (5,323,000)
Charged-Off Receivables                                                (126,000)
Ending Pool Balance                                                 636,668,000
Interline Payables                                                 (166,448,000)
Ending Outstanding Balance                                          470,220,000
Ending Net Receivables Pool Balance                                 415,547,000
Ending Net Series Pool Balance                                      276,869,826

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.86%

Beginning Available Subordinated Amount                               49,563,264
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,563,264
Yield Reserve                                                          3,000,000
Fee Reserve                                                              112,632
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,675,897

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,563,264

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,563,264

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.63%
Ending Investor Allocation Percentage                                     91.26%
Ending Investor Ownership Percentage                                      31.41%
Ending Seller Ownership Percentage                                        68.59%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   0.84%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 2.01%
        Collections of Monitored Receivables                               1.55%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.46%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     39,118
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           39,118
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.02%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.86%

    D.  Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.86%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000


ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    476,630,000

Available Investor Collections                                       280,498,381
Monthly Principal                                                              0
Available Principal Collections                                      280,498,381

   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     280,498,381

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0


DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000

Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller













PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  July 25, 1997

Due Period:  June 1, 1997 through June 30, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              476,630,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      636,668,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.63%

     Investor Allocation Percentage                                       88.62%

     Investor Ownership Percentage                                        31.05%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                              39,118.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.86%

Ending Available Subordinated Amount                               49,563,264.29

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       636,668,000.00

Ending Net Receivables Pool Balance                               415,547,000.00

Ending Net Series Pool Balance                                    276,869,826.00







                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                    FOR THE AUGUST 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1





























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               365,304,000
Total New Receivables Sold To Trust  (New Invoices)                  339,584,000
Dilutions                                                              6,589,000
Defaulted Receivables  (91 days +)                                     4,033,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   155,290,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 50,971,000
Additions to Monitored Receivables                                    10,873,000
Collections of Monitored Receivables                                   7,454,000
Total Charged-Off Receivables                                            123,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              52.3
Monthly Payment Rate                                                      57.38%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              145,237

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  636,668,000
Interline Payables                                                   166,448,000
Outstanding Balance                                                  470,220,000
Ending Net Receivables Pool Balance                                  415,547,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,563,264
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,563,264

Yield Reserve                                                          3,000,000
Fee Reserve                                                              112,632

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 7/31/97)
---------------------------------
                                                       %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                     94.56%   571,020,000
31-60 Days From Invoice                                     4.07%    24,415,000
61-90 Days From Invoice                                     0.71%     4,768,000
91-120 Days From Invoice                                    0.32%     1,616,000
121-150 Days From Invoice                                   0.16%     1,012,000
151-180 Days From Invoice                                   0.07%       516,000
181-210 Days From Invoice                                   0.02%       318,000
211-240 Days From Invoice                                   0.03%        83,000
Greater Than 240 Days From Invoice                          0.06%       488,000
                                                  ------------------------------
     Total                                                100.00%   604,236,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     18-Aug-97
Distribution Date                                                      25-Aug-97
Due Period                                                                Jul-97
Series 1993-1 Period Number                                                   46
Last Day of Preceding Due Period                                       31-Jul-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,563,264
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,563,264

Series Allocation Percentage  (SAIA / TAIA)                               66.63%
Investor Allocation Percentage                                            91.26%
Investor Ownership Percentage                                             31.41%
Seller Ownership Percentage                                               68.59%

COLLECTIONS
-----------

Total Pool Collections                                               365,304,000
Pool Recoveries                                                                0
Total Available Collections                                          365,304,000

Series Allocable Collections
     (SAP * Total Available Collections)                             243,394,020
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       222,125,232
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      221,283,666
Beginning Interest Shortfall + Additional Interest  Due                        0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      221,283,666
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 63,838
Withdrawal                                                                63,838
Remaining Available Collections                                      221,219,827

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               221,219,827
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       123,000
Investor Allocable Charged-Off Amount                                     38,639
Withdrawal                                                                38,639
Remaining Available Collections                                      221,181,189
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              636,668,000
Collections                                                        (365,304,000)
New Receivables                                                     339,584,000
Dilutions                                                            (6,589,000)
Charged-Off Receivables                                                (123,000)
Ending Pool Balance                                                 604,236,000
Interline Payables                                                 (155,290,000)
Ending Outstanding Balance                                          448,946,000
Ending Net Receivables Pool Balance                                 393,942,000
Ending Net Series Pool Balance                                      262,474,890

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.86%

Beginning Available Subordinated Amount                               49,563,264
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,563,264
Yield Reserve                                                          3,000,000
Fee Reserve                                                              145,237
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,708,501

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,563,264

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,563,264

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.63%
Ending Investor Allocation Percentage                                     96.28%
Ending Investor Ownership Percentage                                      33.10%
Ending Seller Ownership Percentage                                        66.90%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   1.09%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 1.80%
        Collections of Monitored Receivables                               1.23%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.57%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     38,639
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           38,639
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.02%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

     II.Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

     IIIMonitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

     IV.Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

     II.Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

     IIIAlternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

     IV.Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.86%

   D.Subordination Percentage  (Greatest of A.,
     B.V., or C.V.)                                                       19.86%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    365,304,000

Available Investor Collections                                       221,181,189
Monthly Principal                                                              0
Available Principal Collections                                      221,181,189

   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     221,181,189

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000

Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller












PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  August 26, 1997

Due Period: July 1, 1997 thru July 31, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              365,304,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      604,236,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.63%

     Investor Allocation Percentage                                       91.26%

     Investor Ownership Percentage                                        31.41%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                              38,639.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.86%

Ending Available Subordinated Amount                               49,563,264.29

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       604,236,000.00

Ending Net Receivables Pool Balance                               393,942,000.00

Ending Net Series Pool Balance                                    262,474,890.00







                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                  FOR THE SEPTEMBER 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1






























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               344,636,000
Total New Receivables Sold To Trust  (New Invoices)                  353,066,000
Dilutions                                                              4,858,000
Defaulted Receivables  (91 days +)                                     4,386,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   149,232,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 49,589,000
Additions to Monitored Receivables                                     8,646,000
Collections of Monitored Receivables                                   7,785,000
Total Charged-Off Receivables                                             42,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              52.6
Monthly Payment Rate                                                      57.04%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              146,105

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  604,236,000
Interline Payables                                                   155,290,000
Outstanding Balance                                                  448,946,000
Ending Net Receivables Pool Balance                                  393,942,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,563,264
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,563,264

Yield Reserve                                                          3,000,000
Fee Reserve                                                              145,237

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 8/31/97)
---------------------------------
                                                       %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                 95.00%       577,374,000
31-60 Days From Invoice                                 3.59%        21,847,000
61-90 Days From Invoice                                 0.68%         4,159,000
91-120 Days From Invoice                                0.34%         2,053,000
121-150 Days From Invoice                               0.15%           885,000
151-180 Days From Invoice                               0.12%           749,000
181-210 Days From Invoice                               0.05%           272,000
211-240 Days From Invoice                               0.02%           108,000
Greater Than 240 Days From Invoice                      0.05%           319,000
                                                  ------------------------------
     Total                                            100.00%       607,766,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     17-Sep-97
Distribution Date                                                      25-Sep-97
Due Period                                                                Aug-97
Series 1993-1 Period Number                                                   47
Last Day of Preceding Due Period                                       31-Aug-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,563,264
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,563,264

Series Allocation Percentage  (SAIA / TAIA)                               66.63%
Investor Allocation Percentage                                            96.28%
Investor Ownership Percentage                                             33.10%
Seller Ownership Percentage                                               66.90%

COLLECTIONS
-----------

Total Pool Collections                                               344,636,000
Pool Recoveries                                                                0
Total Available Collections                                          344,636,000

Series Allocable Collections
     (SAP * Total Available Collections)                             229,623,386
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       221,079,364
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      220,237,698
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      220,237,698
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 63,909
Withdrawal                                                                63,909
Remaining Available Collections                                      220,173,789

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               220,173,789
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                        42,000
Investor Allocable Charged-Off Amount                                     13,902
Withdrawal                                                                13,902
Remaining Available Collections                                      220,159,887
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              604,236,000
Collections                                                        (344,636,000)
New Receivables                                                     353,066,000
Dilutions                                                            (4,858,000)
Charged-Off Receivables                                                 (42,000)
Ending Pool Balance                                                 607,766,000
Interline Payables                                                 (149,232,000)
Ending Outstanding Balance                                          458,534,000
Ending Net Receivables Pool Balance                                 404,559,000
Ending Net Series Pool Balance                                      269,548,763

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.86%

Beginning Available Subordinated Amount                               49,563,264
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,563,264
Yield Reserve                                                          3,000,000
Fee Reserve                                                              146,105
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,709,369

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,563,264

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,563,264

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.63%
Ending Investor Allocation Percentage                                     93.75%
Ending Investor Ownership Percentage                                      32.90%
Ending Seller Ownership Percentage                                        67.09%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   0.79%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 1.42%
        Collections of Monitored Receivables                               1.28%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.14%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     13,902
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           13,902
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.01%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.40%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.20%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.86%

    D.  Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.86%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000


ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    344,636,000

Available Investor Collections                                       220,159,887
Monthly Principal                                                              0
Available Principal Collections                                      220,159,887


   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     220,159,887

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0


DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller











PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  September 26, 1997

Due Period: August 1, 1997 through August 31, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              344,636,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      607,766,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.63%

     Investor Allocation Percentage                                       96.28%

     Investor Ownership Percentage                                        33.10%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                              13,902.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.86%

Ending Available Subordinated Amount                               49,563,264.29

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       607,766,000.00

Ending Net Receivables Pool Balance                               404,559,000.00

Ending Net Series Pool Balance                                    269,548,763.00







                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                   FOR THE OCTOBER 27, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1






























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               453,582,000
Total New Receivables Sold To Trust  (New Invoices)                  530,493,000
Dilutions                                                              4,502,000
Defaulted Receivables  (91 days +)                                     4,095,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   166,707,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                55,359,000
Additions to Monitored Receivables                                   16,746,000
Collections of Monitored Receivables                                 10,143,000
Total Charged-Off Receivables                                           (25,000)
Purchaser Adjusted Invested Amount                                  125,000,000
Reassigned Receivables                                                        0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              40.2
Monthly Payment Rate                                                      74.63%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              111,660

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  607,766,000
Interline Payables                                                   149,232,000
Outstanding Balance                                                  458,534,000
Ending Net Receivables Pool Balance                                  404,559,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,563,264
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,563,264

Yield Reserve                                                          3,000,000
Fee Reserve                                                              146,105

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 9/30/97)
---------------------------------
                                                        %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                94.83%        645,063,000
31-60 Days From Invoice                                3.97%         27,019,000
61-90 Days From Invoice                                0.59%          4,023,000
91-120 Days From Invoice                               0.29%          1,965,000
121-150 Days From Invoice                              0.18%          1,231,000
151-180 Days From Invoice                              0.08%            556,000
181-210 Days From Invoice                              0.03%            226,000
211-240 Days From Invoice                              0.02%             77,000
Greater Than 240 Days From Invoice                     0.01%             40,000
                                                  ------------------------------
     Total                                           100.00%        680,200,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     20-Oct-97
Distribution Date                                                      27-Oct-97
Due Period                                                                Sep-97
Series 1993-1 Period Number                                                   48
Last Day of Preceding Due Period                                       30-Sep-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,563,264
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,563,264

Series Allocation Percentage  (SAIA / TAIA)                               66.63%
Investor Allocation Percentage                                            93.75%
Investor Ownership Percentage                                             32.91%
Seller Ownership Percentage                                               67.09%

COLLECTIONS
-----------

Total Pool Collections                                               453,582,000
Pool Recoveries                                                                0
Total Available Collections                                          453,582,000

Series Allocable Collections
     (SAP * Total Available Collections)                             302,211,710
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       283,331,779
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      282,490,112
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      282,490,112
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 62,596
Withdrawal                                                                62,596
Remaining Available Collections                                      282,427,516

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               282,427,516
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                      (25,000)
Investor Allocable Charged-Off Amount                                    (8,227)
Withdrawal                                                               (8,227)
Remaining Available Collections                                     282,435,743
Investor Charge-Off Shortfall                                                 0

Deficiency Amount                                                             0
Available Subordination Draw Amount                                           0
Remaining Investor Charge-Off Shortfall                                       0

POOL BALANCE
------------

Beginning Pool Balance                                              607,766,000
Collections                                                        (453,582,000)
New Receivables                                                     530,493,000
Dilutions                                                            (4,502,000)
Charged-Off Receivables                                                  25,000
Ending Pool Balance                                                 680,200,000
Interline Payables                                                 (166,707,000)
Ending Outstanding Balance                                          513,493,000
Ending Net Receivables Pool Balance                                 454,093,000
Ending Net Series Pool Balance                                      302,516,199

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.74%

Beginning Available Subordinated Amount                               49,563,264
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,190,132
Yield Reserve                                                          3,000,000
Fee Reserve                                                              111,660
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,301,793

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,190,132

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,190,132

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.59%
Ending Investor Allocation Percentage                                     83.44%
Ending Investor Ownership Percentage                                      29.40%
Ending Seller Ownership Percentage                                        70.60%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   0.66%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 2.46%
        Collections of Monitored Receivables                               1.49%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.97%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                    (8,227)
Investor Recoveries                                                           0
Aggregate Investor Allocable Charged-Off Amount                          (8,227)
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.00%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.28%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.08%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.74%

    D.  Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.74%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000


ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    453,582,000

Available Investor Collections                                       282,435,743
Monthly Principal                                                              0
Available Principal Collections                                      282,435,743


   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     282,435,743

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0


DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller













PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  October 26, 1997

Due Period:  September 1, 1997 thru September 30, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              453,582,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      680,200,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.63%

     Investor Allocation Percentage                                       93.75%

     Investor Ownership Percentage                                        32.91%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                             (8,227.00)

SUBORDINATION PERCENTAGE

Subordination Percentage for the Current Due Period                       19.74%

Ending Available Subordinated Amount                               49,190,132.00

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       680,200,000.00

Ending Net Receivables Pool Balance                               454,093,000.00

Ending Net Series Pool Balance                                    302,516,199.00






                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                   FOR THE NOVEMBER 25, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1






























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               396,533,000
Total New Receivables Sold To Trust  (New Invoices)                  392,983,000
Dilutions                                                              7,293,000
Defaulted Receivables  (91 days +)                                     2,956,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   163,155,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 53,232,000
Additions to Monitored Receivables                                    12,675,000
Collections of Monitored Receivables                                   7,229,000
Total Charged-Off Receivables                                             88,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              51.5
Monthly Payment Rate                                                      58.30%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              142,947

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  680,200,000
Interline Payables                                                   166,707,000
Outstanding Balance                                                  513,493,000
Ending Net Receivables Pool Balance                                  454,093,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,190,132
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Series Adjusted Invested Amount                               249,190,132

Yield Reserve                                                          3,000,000
Fee Reserve                                                              111,660

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 10/31/97)
----------------------------------
                                                          %       Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                  94.69%      633,748,000
31-60 Days From Invoice                                  4.16%       27,867,000
61-90 Days From Invoice                                  0.70%        4,698,000
91-120 Days From Invoice                                 0.19%        1,258,000
121-150 Days From Invoice                                0.16%        1,049,000
151-180 Days From Invoice                                0.08%          558,000
181-210 Days From Invoice                                0.03%          165,000
211-240 Days From Invoice                                0.02%          151,000
Greater Than 240 Days From Invoice                      -0.03%         (225,000)
                                                  ------------------------------
     Total                                             100.00%      669,269,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     17-Nov-97
Distribution Date                                                      25-Nov-97
Due Period                                                                Oct-97
Series 1993-1 Period Number                                                   49
Last Day of Preceding Due Period                                       31-Oct-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,190,132
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,190,132

Series Allocation Percentage  (SAIA / TAIA)                               66.59%
Investor Allocation Percentage                                            83.43%
Investor Ownership Percentage                                             29.40%
Seller Ownership Percentage                                               70.60%

COLLECTIONS
-----------

Total Pool Collections                                               396,533,000
Pool Recoveries                                                                0
Total Available Collections                                          396,533,000

Series Allocable Collections
     (SAP * Total Available Collections)                             264,069,258
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       220,320,477
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      219,478,811
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      219,478,811
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 62,414
Withdrawal                                                                62,414
Remaining Available Collections                                      219,416,397

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               219,416,397
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                        88,000
Investor Allocable Charged-Off Amount                                     25,875
Withdrawal                                                                25,875
Remaining Available Collections                                      219,390,522
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              680,200,000
Collections                                                        (396,533,000)
New Receivables                                                     392,983,000
Dilutions                                                            (7,293,000)
Charged-Off Receivables                                                 (88,000)
Ending Pool Balance                                                 669,269,000
Interline Payables                                                 (163,155,000)
Ending Outstanding Balance                                          506,114,000
Ending Net Receivables Pool Balance                                 449,926,000
Ending Net Series Pool Balance                                      299,626,072

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.72%

Beginning Available Subordinated Amount                               49,190,132
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,128,052
Yield Reserve                                                          3,000,000
Fee Reserve                                                              142,947
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,270,999

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,128,052

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,128,052

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.59%
Ending Investor Allocation Percentage                                     84.20%
Ending Investor Ownership Percentage                                      29.88%
Ending Seller Ownership Percentage                                        70.12%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   1.09%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 1.89%
        Collections of Monitored Receivables                               1.08%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.81%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     25,875
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           25,875
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.01%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.26%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.06%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.72%

   D.   Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.72%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000


ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    396,533,000

Available Investor Collections                                       219,390,522
Monthly Principal                                                              0
Available Principal Collections                                      219,390,522


   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     219,390,522

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0


DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller











PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  November 25, 1997

Due Period: October 1, 1997 thru October 31, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              396,533,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      669,269,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.59%

     Investor Allocation Percentage                                       83.43%

     Investor Ownership Percentage                                        29.40%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                              25,875.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.72%

Ending Available Subordinated Amount                               49,128,052.00

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       669,269,000.00

Ending Net Receivables Pool Balance                               449,926,000.00

Ending Net Series Pool Balance                                    299,626,072.00








                 CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                   FOR THE DECEMBER 26, 1997 DISTRIBUTION DATE


                       CSXT Trade Receivables Master Trust
               5.05% Trade Receivables Participation Certificates,
                                  Series 1993-1






























PAGE 2
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------
                       Monthly Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                                 542,490,000
Initial Invested Amount                                              200,000,000
Required Net Series Pool Balance                                     239,993,384
Original Investor Allocation Percentage                                   44.24%
Certificate Rate                                                           5.05%
Servicing Fee  (Per Annum)                                                 0.25%
Original Required Available Subordinated Amount                       36,658,384
Purchaser Adjusted Invested Amount  (PAIA)                           130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                               385,102,000
Total New Receivables Sold To Trust  (New Invoices)                  385,226,000
Dilutions                                                              5,202,000
Defaulted Receivables  (91 days +)                                     3,875,000
Total Pool Recoveries                                                          0
Investment Proceeds for Due Period                                             0
Interline Payables                                                   149,752,000
Overconcentration Amount                                                       0
Receivables Not Eligible                                                       0
Miscellaneous Payments  (Adjustment Payments +
     Transfer Deposit Amounts)                                                 0
Monitored Receivables                                                 52,127,000
Additions to Monitored Receivables                                    16,490,000
Collections of Monitored Receivables                                  11,394,000
Total Charged-Off Receivables                                            160,000
Purchaser Adjusted Invested Amount                                   125,000,000
Reassigned Receivables                                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                             5.05%
Servicing Fee                                                              0.25%
Average Days Sales Outstanding                                              52.1
Monthly Payment Rate                                                      57.54%
Yield Reserve                                                          3,000,000
Fee Reserve                                                              144,825

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                                  669,269,000
Interline Payables                                                   163,155,000
Outstanding Balance                                                  506,114,000
Ending Net Receivables Pool Balance                                  449,926,000
Ending Series 1993-1 Invested Amount                                 200,000,000
Ending Series 1993-1 Available Subordinated Amount                    49,128,052
Ending Deferred Monthly Servicing Fee                                          0
Ending Interest Shortfall + Additional Interest                                0
Unallocated Collections                                                        0
Principal Funding Account Balance                                              0
Ending Purchaser Adjusted Invested Amount  (PAI   A)                 125,000,000
Ending Series Adjusted Invested Amount                               249,128,052

Yield Reserve                                                          3,000,000
Fee Reserve                                                              142,947

Accumulation Period  (Y = 1; N = 2)                                            2
Early Amortization Period  (Y = 1; N = 2)                                      2

DELINQUENCY DATA  (As of 11/30/97)
----------------------------------
                                                         %        Dollar Amount
                                                  ------------------------------
1-30 Days From Invoice                                 94.86%       629,908,000
31-60 Days From Invoice                                 3.81%        25,303,000
61-90 Days From Invoice                                 0.75%         4,945,000
91-120 Days From Invoice                                0.29%         1,932,000
121-150 Days From Invoice                               0.14%           955,000
151-180 Days From Invoice                               0.10%           679,000
181-210 Days From Invoice                               0.05%           333,000
211-240 Days From Invoice                               0.02%           120,000
Greater Than 240 Days From Invoice                     -0.02%          (144,000)
                                                  ------------------------------
     Total                                            100.00%       664,031,000
                                                  ------------------------------

CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                                     18-Dec-97
Distribution Date                                                      26-Dec-97
Due Period                                                                Nov-97
Series 1993-1 Period Number                                                   50
Last Day of Preceding Due Period                                       30-Nov-97

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                            200,000,000
Series Adjusted Invested Amount  (SAIA)                              249,128,052
Purchaser Adjusted Invested Amount  (PAIA)                           125,000,000
Trust Adjusted Invested Amount  (TAIA)                               374,128,052

Series Allocation Percentage  (SAIA / TAIA)                               66.59%
Investor Allocation Percentage                                            84.20%
Investor Ownership Percentage                                             29.88%
Seller Ownership Percentage                                               70.12%

COLLECTIONS
-----------

Total Pool Collections                                               385,102,000
Pool Recoveries                                                                0
Total Available Collections                                          385,102,000

Series Allocable Collections
     (SAP * Total Available Collections)                             256,435,492
Series Allocable Miscellaneous Payments                                        0
Available Investor Collections                                       215,924,544
Monthly Interest Due                                                     841,667
Monthly Interest Paid                                                    841,667
Remaining Available Collections                                      215,082,877
Beginning Interest Shortfall + Additional Interest Due                         0
Beginning Interest Shortfall + Additional Interest Paid                        0
Remaining Available Collections                                      215,082,877
Ending Unpaid Interest Shortfall                                               0

Certificateholders' Monthly Servicing Fee                                 61,980
Withdrawal                                                                61,980
Remaining Available Collections                                      215,020,898

Beginning Deferred Monthly Servicing Fee                                       0
Withdrawal                                                                     0
Remaining Available Collections  ("Monthly Principal")               215,020,898
Ending Deferred Monthly Servicing Fee                                          0

Charged-Off Amount                                                       160,000
Investor Allocable Charged-Off Amount                                     47,813
Withdrawal                                                                47,813
Remaining Available Collections                                      214,973,084
Investor Charge-Off Shortfall                                                  0

Deficiency Amount                                                              0
Available Subordination Draw Amount                                            0
Remaining Investor Charge-Off Shortfall                                        0

POOL BALANCE
------------

Beginning Pool Balance                                              669,269,000
Collections                                                        (385,102,000)
New Receivables                                                     385,226,000
Dilutions                                                            (5,202,000)
Charged-Off Receivables                                                (160,000)
Ending Pool Balance                                                 664,031,000
Interline Payables                                                 (149,752,000)
Ending Outstanding Balance                                          514,279,000
Ending Net Receivables Pool Balance                                 458,277,000
Ending Net Series Pool Balance                                      305,161,978

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                             19.72%

Beginning Available Subordinated Amount                               49,128,052
Required Subordination Draw Amount                                             0
Invested Amount                                                      200,000,000
Ending Available Subordinated Amount                                  49,128,052
Yield Reserve                                                          3,000,000
Fee Reserve                                                              144,825
Initial Invested Amount - Invested Amount                                      0
Required Net Series Pool Balance                                     252,272,877

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                               200,000,000
Ending Series Adjusted Invested Amount  (SAIA)                       249,128,052

Ending Purchaser Adjusted Invested Amount  (PAIA)                    125,000,000
Ending Trust Adjusted Invested Amount  (TAIA)                        374,128,052

Ending Series Allocation Percentage  (SAIA / TAIA)                        66.59%
Ending Investor Allocation Percentage                                     82.67%
Ending Investor Ownership Percentage                                      30.12%
Ending Seller Ownership Percentage                                        69.88%

CURRENT DUE PERIOD DILUTION AND MONITORED RECEIVABLES
-----------------------------------------------------
  PERCENTAGES
  -----------

   A.Dilution Percentage                                                   0.78%
   B.Monitored Receivables (As a Percentage of Pool Balance)
        Additions to Monitored Receivables                                 2.48%
        Collections of Monitored Receivables                               1.72%
                                                                           -----
        Net Additions/Reductions to Monitored Receivables                  0.76%

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                                 0
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00
Additional Investor Charge-Offs                                                0
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
     Reinstatement of Investor Certificates                                    0
     Reinstatement of Investor Certificates per
        $1,000 Certificate                                                  0.00
Ending Investor Charge-Offs                                                    0
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

AMORTIZATION EVENTS
-------------------
(Yes = 1;  No = 2)                                                           Y/N
                                                                             ---

   1.Breach of material covenant or agreement pursuant to
     the Pooling and Servicing Agreement uncured for 30 days                   2
   2.Breach of representation or warranty not corrected for
     30 days                                                                   2
   3.Bankruptcy, insolvency or receivership of Seller or CSXT                  2
   4.Trust is deemed an "Investment Company"                                   2
   5.CSXT fails to convey Receivables to Seller and Servicer
     fails to make deposit to Retained Collection Account                      2
   6.Required Net Series Pool Balance exceeds Net Series Pool
     Balance                                                                   2
   7.Any Series 1993-1 Servicer Default                                        2
   8.Termination Notice delivered to Servicer                                  2
   9.Invested Amount of Series not paid in full on Expected
     Final Payment Date                                                        2
  10.Average Monthly Payment Rate for the three preceding Due
     Periods is less than 25%                                                  2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                                     47,813
Investor Recoveries                                                            0
Aggregate Investor Allocable Charged-Off Amount                           47,813
Aggregate Investor Allocable Charged-Off Amount as a
     Percentage of Ending Series Invested Amount                           0.01%
Loss Reserve                                                          26,000,000

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------

Calculation of Subordination Percentage

   A.Subordination Percentage Floor                                       13.00%

   B.I. Dilutions
        (a) Dilution Ratio -Greatest 2-month rolling average
        for prior 12 due periods                                           1.17%
        (b) Dilution Percentage- (5 * B.I.(a))                             5.83%

    II. Delinquencies
        (a)  Delinquency Ratio - Greatest 3-month rolling
              average for prior 12 Due Periods                             0.05%
        (b)  Delinquency Percentage  (7.5 * B.II.(a))                      0.39%

   III. Monitored Receivables
        (a)  Monitored Receivables Ratio - Greatest 3-month
        rolling average for prior 12 Due Periods                           1.58%
        (b)  Monitored Receivables Percentage
              (7.5 * B.III.(a))                                           11.87%

    IV. Loss Percentage  (B.II. + B.III.)                                 12.26%

     V. Sum of Dilution and Loss Percentages (B.I. + B.IV.)               18.08%

   C.1. Alternate Dilutions
        (a)  Dilution Ratio - Greatest 2-month rolling
              average for prior 12 Due Periods                             1.17%
        (b)  Alternate Dilution Percentage  (4 * C.I.(a))                  4.66%

    II. Alternate Delinquencies
        (a)  Alternate Delinquency Percentage                              0.26%

   III. Alternate Monitored Receivables
        (a)  Alternate Monitored Receivables Percentage                   14.80%

    IV. Alternate Loss Percentage  (C.II. + C. III.)                      15.06%

     V. Sum of Alternate Dilution and Alternate Loss
        Percentages                                                       19.72%

   D.   Subordination Percentage  (Greatest of A.,
        B.V., or C.V.)                                                    19.72%

POOL FACTOR
-----------

Beginning Invested Amount                                            200,000,000
Ending Invested Amount                                               200,000,000
Pool Factor                                                            1.0000000


ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                                    385,102,000

Available Investor Collections                                       214,973,084
Monthly Principal                                                              0
Available Principal Collections                                      214,973,084


   I.Revolving Period:
     Unallocated Collections                                                   0
     Amounts Paid to Seller  (Seller's Interest)                     214,973,084

  II.Accumulation Period / Early Amortization Period:
     Controlled Accumulation Amount                                            0
     Controlled Deposit Amount                                                 0
     Monthly Principal Deposited into Principal Funding
        Account                                                                0
     Excess Collections                                                        0
     Excess Collections Paid To Seller                                         0
     Beginning Principal Funding Account Balance                               0
     Deposits to Principal Funding Account                                     0
     Ending Principal Funding Account Balance                                  0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                              841,666.67
Total Amount Allocable to Interest                                    841,666.67
Total Amount Allocable to Interest per
     $1,000 of Certificates                                                 4.21
Total Amount Allocable to Principal                                         0.00
Total Amount Allocable to Principal per
     $1,000 of Certificates                                                 0.00
Pool Factor                                                            1.0000000

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                            200,000,000
Additional Investor Charge-Offs                                                0
Reimbursement of Investor Charge-Offs                                          0
Unallocated Collections                                                        0

Invested Amount Before Principal Amortization                        200,000,000


Principal on Deposit in Principal Funding Account                              0
Ending Invested Amount                                               200,000,000



Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                           841,667






I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented,and is correct to the best of my knowledge.

                                                        /s/ JAMES FEESER
                                                        ----------------
                                                        James Feeser
                                                        Assistant Controller










PAGE 10
                       CSXT TRADE RECEIVABLES MASTER TRUST
                       -----------------------------------

                 Certificateholders' Distribution Date Statement
                                  Series 1993-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller, (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  December 26, 1997

Due Period:  November 1, 1997 thru November 30, 1997

POOL COLLECTIONS
----------------

     Aggregate amount of Collections                              385,102,000.00

     Pool Balance as of the last day of the
        preceding Due Period                                      664,031,000.00

ALLOCATION PERCENTAGES
----------------------

     Series 1993-1 Allocation Percentage                                  66.59%

     Investor Allocation Percentage                                       84.20%

     Investor Ownership Percentage                                        29.88%

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total amount distributed to Certificateholders                        841,666.67

Total amount distributed to Certificateholders
     allocable to Interest                                            841,666.67
Total amount distributed allocable to Interest
     per $1,000 of Certificates                                             4.21

Total amount distributed to Certificateholders
     allocable to Principal                                                 0.00
Total amount distributed allocable to Principal
     per $1,000 of Certificates                                             0.00

Pool Factor                                                            1.0000000

PAGE 11

CERTIFICATE INVESTED AMOUNTS
----------------------------

Series 1993-1 Invested Amount
Amounts on deposit in the Principal Funding Account                         0.00

Outstanding balance of the Series 1993-1 Certificates
(after giving effect to all distributions to occur
on the Distribution Date).                                        200,000,000.00

INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

Investor Allocable Charged-Off Amount for the Due
   Period                                                              47,813.00

SUBORDINATION PERCENTAGE
------------------------

Subordination Percentage for the Current Due Period                       19.72%

Ending Available Subordinated Amount                               49,128,052.00

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                              0.00
Beginning Investor Charge-Offs per $1,000 Certificate                       0.00

Additional Investor Charge-Offs                                             0.00
Additional Investor Charge-Offs per $1,000 Certificate                      0.00

Reimbursements:
Reinstatement of Investor Certificates                                      0.00
Reinstatement of Investor Certificates per $1,000
     Certificate                                                            0.00

Ending Investor Charge-Offs                                                 0.00
Ending Investor Charge-Offs per $1,000 Certificate                          0.00

POOL BALANCES
-------------

Pool Balance as of the last day of the preceding Due Period       664,031,000.00

Ending Net Receivables Pool Balance                               458,277,000.00

Ending Net Series Pool Balance                                    305,161,978.00